UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2009 (May 12, 2009)

SL GREEN REALTY CORP.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-13199	13-3956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, New York, New York,		10170
(Address of Principal Executive Offices)		(Zip Code)

(212) 594-2700

(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On May 15, 2009, SL Green Realty Corp. (the “Company”) completed an underwritten public offering (the “Offering”) of 19,550,000 shares of its common stock, par value $0.01 per share (the “Shares”), with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters (the “Underwriters”).  The Shares were issued and sold by the Company to the Underwriter at a public offering price of $20.75 per Share pursuant to an underwriting agreement (the “Underwriting Agreement”) dated as of May 12, 2009 by and among the Company, SL Green Operating Partnership, L.P., the operating partnership through which the Company conducts its real estate activities, and the Underwriters.  The Shares include 2,550,000 shares issued and sold pursuant to the Underwriter’s exercise of its over-allotment option under the Underwriting Agreement. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

The net proceeds to the Company from the offering after deducting underwriting discounts and commissions and expenses were approximately $387.4 million.  The Company plans to use the net proceeds from the offering for general corporate and/or working capital purposes, which may include investment opportunities, purchases of the indebtedness of its subsidiaries in the open market from time to time, and the repayment of indebtedness at the applicable maturity or put date.

Item 7.01 Regulation FD

On May 18, 2009, the Company issued a press release announcing the completion of the Offering, a copy of which is furnished herewith as Exhibit 99.1.

After considering the effect of the offering of 19,550,000 shares of common stock, the receipt of the expected net offering proceeds and the use of those proceeds for general corporate and/or working capital purposes, which may include investment opportunities, purchases of the indebtedness of its subsidiaries in the open market from time to time, and the repayment of indebtedness at the applicable maturity or put date, the offering will have a dilutive effect of approximately $0.90 and $1.00 for the low and high range or a range of $4.35 to $4.50 per diluted share, respectively, from the Company’s previously announced forecast for funds from operations per diluted share for the year ending December 31, 2009.

Non-GAAP Supplemental Financial Measures

Funds from Operations (FFO)

FFO is a widely recognized measure of REIT performance. The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than we do. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. The Company presents FFO because it considers it an important supplemental measure of its operating performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITS, particularly those that own and operate commercial office properties. The Company also uses FFO as one of several criteria to determine performance-based bonuses for members of its senior management. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, interest costs, providing perspective not immediately apparent from net income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of its liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.

The statements above that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement dated May 12, 2009 by and among the Company, SL Green Operating Partnership, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

99.1	Press Release of SL Green Realty Corp. dated May 18, 2009.

The information in this Current Report on Form 8-K under Item 7.01, “Regulation FD Disclosure” (including Exhibit 99.1) is being “furnished” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it (including Exhibit 99.1) be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

Dated: May 18, 2009	By:	/s/ GREGORY F. HUGHES
Gregory F. Hughes
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement dated May 12, 2009 by and among the Company, SL Green Operating Partnership, L.P., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters.

99.1	Press Release of SL Green Realty Corp. dated May 18, 2009.